Exhibit 10.1

Amendment No. 3 to SHARE EXCHANGE AGREEMENT

THIS AMENDMENT NO.3 TO SHARE EXCHANGE AGREEMENT (the "Amendment No. 2") is made and entered on September 22, 2014 by and among Armco Metals Holdings, Inc., a Nevada corporation ("AMCO"), Draco Resources, Inc., a California corporation ("Draco Resources"), Metawise Group Inc., a California corporation ("Metawise") and Songqiang Chen, Jian Fang, Changli Yan, Hongye Chen, Fajie Wang, Tong Huang, Honglin Zhang and Hongbin Lin (collectively the "Shareholders"), refer to the Share Exchange Agreement ("Agreement")signed on April 15, 2014, the Amendment to Share Exchange Agreement signed on May 7, 2014 (the "Amendment No.1") and the Amendment to Share Exchange Agreement signed on August 25, 2014 (the "Amendment No. 2").

NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in Share Exchange Agreement, Amendment No. 1 and Amendment No. 2, the parties hereto agree as follows:

1.     The clause regarding the share exchange under Recitals of the Agreement and the Amendment No. 2 is hereby amended below. The Parties agree to delete Recitals B in the Agreement and the Amendment No. 2 and replace it with:

B. Upon the approval of the Amendment to AMCO's Articles of Incorporation to increase the number of AMCO's authorized shares of common stock from 74,000,000 shares to 200,000,000 shares, AMCO desires to acquire 31.37% of the Draco Resources Shares from the Shareholders in exchange for 40,000,000 shares of its common stock (the "AMCO Shares").

2.     The clause regarding the share exchange under Recitals of the Agreement and the Amendment No. 2 is hereby amended below. The Parties agree to delete Recitals C in the Agreement and the Amendment No. 2 and replace it with:

C. The Shareholders desire to exchange 31.37% of its Draco Resources Shares for the AMCO Shares upon the terms and conditions set forth herein.

3.     The amount of AMCO shares distributed to the Shareholders is hereby amended below.

Shareholder's Name	Ownership%
Songqiang Chen	39.6424% (15,856,960 AMCO shares)
Jian Fang	13.7255% (5,490,200 AMCO shares)
Changli Yan	12.5490% ( 5,019,600 AMCO shares)
Hongye Chen	11.7647% ( 4,705,880 AMCO shares)
Fajie Wang	11.7647% ( 4,705,880 AMCO shares)
Honglin Zhang	4.8941% ( 1,957,640 AMCO shares)
Tong Huang	4.4047% ( 1,761,880 AMCO shares)
Hongbing Lin	1.2549% ( 501,960 AMCO shares)
Total AMCO Shares: 40,000,000

IN WITNESS WHEREOF, the parties have executed this Amendment to SHARE EXCHANGE AGREEMENT on the date first above written.